UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2008

BIOMET, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana	0-12515	35-1418342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 East Bell Drive

Warsaw, Indiana 46582

(Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	(Results of Operations and Financial Condition), and

Item 7.01	(Regulation FD Disclosure):

On July 10, 2008 the Company issued a press release with respect to financial results for the fourth fiscal quarter of 2008 and the fiscal year ended May 31, 2008. The press release attached hereto as Exhibit 99.1 is incorporated by reference herein and furnished in accordance with Form 8-K.

The Company is also making available certain supplemental information attached hereto as Exhibit 99.2 and Exhibit 99.3, which is incorporated by reference herein and furnished in accordance with Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document
99.1	Press Release issued July 10, 2008.
99.2	Other Financial Information.
99.3	Other Sales Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMET, INC.

/s/ Bradley J. Tandy
By:	Bradley J. Tandy
Its:	Senior Vice President, General
Counsel and Secretary

Date: July 10, 2008